SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material under Rule 14a-12

                                  NESTOR, INC.
.................................................................................
               Name of the Registrant as Specified In Its Charter


.................................................................................
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1.   Title of each class of securities to which transaction applies:

         .......................................................................

     2.   Aggregate number of securities to which transaction applies:

         .......................................................................

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         .......................................................................

     4.   Proposed maximum aggregate value of transaction:

         .......................................................................

     5.   Total fee paid:

         .......................................................................

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee  is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

         .......................................................................

     2.   Form, Schedule or Registration Statement No.:

         .......................................................................

     3.   Filing Party:

         .......................................................................

     4.   Date Filed:

         .......................................................................

                                  NESTOR, INC.
                         400 Massasoit Avenue; Suite 200
                            East Providence, RI 02914
                                 (401) 434-5522

                                                                    June 3, 2004


To Our Stockholders:


You are cordially invited to attend the annual meeting of stockholders of Nestor, Inc. (the "Company") to be held at the Squantum Association, located at 947 Veterans Memorial Parkway, East Providence, Rhode Island 02915, on June 24, 2004, at 10:00 AM, local time. The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe the matters to be acted upon at the annual meeting.


A proxy card is also enclosed. Whether or not you plan to attend the annual meeting, it is important that your shares be represented and voted at the annual meeting. Accordingly, after reading the enclosed proxy statement, you are urged to complete, date, sign and return the enclosed proxy in the envelope provided, which requires no postage if mailed in the United States. If you attend the annual meeting, you may then revoke your proxy by voting in person.

We look forward to greeting personally as many of our stockholders as possible at the annual meeting.

Sincerely yours,



/s/ William B. Danzell
--------------------------------------
William B. Danzell
President and Chief Executive Officer

--------------------------------------------------------------------------------
Directions to: Squantum Association                    Function Room:  Bakehouse
               947 Veterans Memorial Parkway
               East Providence, RI  (401) 434-8377

From Points South (New York):  Interstate 95 North
From Points North (Boston):    Interstate 95 South
--------------------------------------------------------------------------------

Exit 20 in RI (195 East/Cape Cod) From 195 East, take Exit 4 (Taunton/Riverside Exit in East Providence). Bear to the right and continue 2.25 miles down Veterans Memorial Parkway. The Squantum Association Club is located on the right hand side. On entering the driveway, go past parking lots B and C (Bradley
Hospital). The roadway narrows and is downhill. You may park in the lot just outside the Squantum complex. The Bakehouse is the building next to the beige stucco office building.

From Points East (Cape Cod)
--------------------------------------------------------------------------------
From 195 West, take Exit 6 (Broadway Exit in East Providence.) Turn left onto Broadway and follow it until it ends. Turn left onto Veterans Memorial Parkway. The Squantum Association Club is approximately .6 of a mile on the right hand side. On entering the driveway, go past parking lots B and C (Bradley Hospital). The roadway narrows and is downhill. You may park in the lot just outside the Squantum complex. The Bakehouse is the building next to the beige stucco office building.

                                  NESTOR, INC.
                         400 Massasoit Avenue; Suite 200
                       East Providence, Rhode Island 02914
                                 (401) 434-5522

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on June 24, 2004



To the Stockholders of Nestor, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders of Nestor, Inc., a Delaware corporation (the "Company"), will be held at the Squantum Association, located at 947 Veterans Memorial Parkway, East Providence, Rhode Island 02915, on June 24, 2004, at 10:00 a.m. local time, to act upon the following:

     1. To consider and vote upon the election of nine directors, each to hold office until the next annual meeting and until their successors are elected and qualified;

     2. To consider and vote upon an amendment to Nestor's certificate of incorporation that will increase the number of authorized shares of Nestor common stock from 20 million to 30 million;

     3. To consider and vote upon Nestor's 2004 Stock Incentive Plan to provide 4,500,000 shares of Nestor common stock for incentive awards;

     4. To ratify the appointment of Carlin, Charron & Rosen, LLP as independent auditors for the Company for 2004;

and to transact such other business as may properly come before the meeting or any adjournments or postponements thereof. We are not aware of any items to be presented at the meeting.

Only stockholders of record as of the close of business on May 4, 2004, will be entitled to vote at the meeting.

By Order of the Board of Directors,


/s/ Benjamin M. Alexander
--------------------------------
Benjamin M. Alexander, Secretary

East Providence, Rhode Island
June 3, 2004




IMPORTANT: THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK AND SERIES B CONVERTIBLE PREFERRED STOCK, VOTING AS A GROUP, MUST BE REPRESENTED AT THE ANNUAL MEETING IN PERSON OR BY PROXY IN ORDER TO HAVE A QUORUM. THEREFORE, WE URGE YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY BY VOTING IN PERSON.

--------------------------------------------------------------------------------
                                PROXY STATEMENT
--------------------------------------------------------------------------------

                                  NESTOR, INC.
                         400 Massasoit Avenue; Suite 200
                       East Providence, Rhode Island 02914
                                 (401) 434-5522


--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held June 24, 2004
--------------------------------------------------------------------------------


This proxy statement is being furnished to holders of shares of (i) common stock, par value $.01 per share (the "Common Stock") and (ii) the Series B Convertible Preferred Stock, par value $1.00 per share (the "Convertible Preferred Stock"), of Nestor, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the annual meeting of stockholders to be held June 24, 2004, at 10:00 a.m. local time at the Squantum Association located at 947 Veterans Memorial Parkway, East Providence, Rhode Island 02915. This proxy statement and the enclosed form of proxy are first being mailed on or about June 3, 2004 to stockholders of the Company entitled to vote.


                                     PROXIES

The shares of Common Stock and Convertible Preferred Stock represented by each properly executed and dated proxy that is not revoked as set forth below will be voted at the annual meeting in accordance with the instructions given. If no instructions are given on the proxy, the persons named herein will vote FOR each of the nominees for director and the other proposals set forth in this Notice of Annual Meeting of Stockholders. As to any other business that may properly come before the meeting, they will vote in accordance with their best judgment. The Company does not presently know of any other business.


                             REVOCABILITY OF PROXIES

A proxy executed in the form enclosed may be revoked at any time prior to its exercise by notifying in writing the Secretary of the Company of such revocation at the Company's principal executive offices, by delivering a duly executed proxy bearing a later date or by attending the annual meeting and voting in person.

                         PERSONS MAKING THE SOLICITATION

The accompanying proxy is being solicited on behalf of the Company's Board of Directors. In addition to mailing the proxy materials, solicitation may be made in person or by telephone by directors, officers or regular employees of the Company, none of whom will receive additional compensation in connection with such solicitation. The expense of the solicitation of proxies for the annual meeting will be borne by the Company. The Company will request banks, brokers and other nominees to forward proxy materials to beneficial owners of the Common Stock and Convertible Preferred Stock held by them and will reimburse such banks, brokers and other nominees for their reasonable out-of-pocket expenses in doing so.

                                VOTING SECURITIES

The Common Stock and the Convertible Preferred Stock are the only outstanding classes of securities of the Company entitled to vote at the meeting. Holders of record of the Common Stock and the Convertible Preferred Stock at the close of business on May 4, 2004, (the "Record Date") will be entitled to vote on the matters to be voted upon at the annual meeting. At the close of business on the Record Date, the Common Stock and Convertible Preferred Stock are entitled to vote as a group the equivalent of an aggregate of 18,034,526 shares of Common Stock on the basis of one vote per share of Common Stock. As of the close of business on May 4, 2004, Silver Star Partners I, LLC ("Silver Star") held a majority of the outstanding shares of common stock. See "Security Ownership of Certain Beneficial Owners and Management." Silver Star Partners I, LLC intends to vote "For" each Proposal. Accordingly, it is expected that each Proposal will be approved. Nevertheless, whether or not you plan to attend the Annual Meeting in person, please sign and promptly return the enclosed proxy card, which requires no postage if mailed in the United States.

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Common Stock and Convertible Preferred Stock voting as a group will constitute a quorum for the transaction of business at the annual meeting.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 4, 2004, the beneficial ownership of shares of the Common Stock and Convertible Preferred Stock of (i) any person who is known by the Company to own more than 5% of the voting securities of the Company, (ii) the Chief Executive Officer and each of the Company's other three most highly compensated executive officers whose salary and bonus exceed $100,000 for the calendar year ended December 31, 2003, (iii) each director (including nominees), and (iv) all directors and Executive Officers of the Company as a group. Except as otherwise herein indicated, the Company believes, based on information furnished by such owners, that the beneficial owners of shares of the Company's Common Stock and Convertible Preferred Stock described below have sole investment voting power with respect to such shares, subject to any applicable community property laws:

Name and address                        Amount and nature of
of beneficial owner                     beneficial ownership    Percent of class
-------------------                     --------------------    ----------------

Silver Star Partners I, LLC                9,739,766(1)               54.0
c/o William B. Danzell
Suite 300
The Professional Building
2 Corpus Christi
Hilton Head Island, SC 29938

Robert M. Krasne
c/o Silver Star Partners I, LLC                   (1)                 (1)
Suite 300
The Professional Building
2 Corpus Christi
Hilton Head Island, SC 29938

David N. Jordan
c/o Silver Star Partners I, LLC                   (1)                 (1)
Suite 300
The Professional Building
2 Corpus Christi
Hilton Head Island, SC 29938

Laurus Master Fund, Ltd.                   1,146,203(2)                6.2
c/o Eugene Grin
Ironshore Corporate Services Ltd.
P.O.  Box 1234  G.T.
Queensgate  House
South Church Street
Grand Cayman, Cayman Islands

Donald R. Sweitzer                             8,300                   *
GTECH Corporation
55 Technology Way
Greenwich, RI  02817

Nigel P. Hebborn                              24,049(3)                *
400 Massasoit Avenue; Suite 200
East Providence, RI  02914

Claire M. Iacobucci                              850(3)                *
400 Massasoit Avenue; Suite 200
East Providence, RI  02914

All executive officers,                    9,772,965(4)               55.8
Directors and nominees as a group
(13 persons)

--------------------------------------------------
*Less than 1%.

(1) William B. Danzell has an 11.9% ownership interest in, and is the Managing Director of, Silver Star Partners I, LLC and as such shares with Silver Star Partners I, LLC the power to vote and dispose of the shares held by it. This number represents (i) 9,589,941 shares of Common Stock held by Silver Star Partners I, LLC; (ii) 143,625 shares of Common Stock owned through investment management accounts that Mr. Danzell has power of attorney over and (iii) 6,200 shares of Common Stock held by William B. Danzell, having the sole power to vote and dispose of such shares. As of the first closing of the financing transaction, Mr. Danzell, along with Robert M. Krasne and Stephen H. Marbut, were appointed to serve as directors of the Company. Messrs. Krasne and Marbut do not individually own shares of Company Common Stock; however, Mr. Marbut has a 1.16% ownership interest in Silver Star Partners I, LLC and Mr. Krasne has a 0.58% ownership interest in Silver Star Partners I, LLC. Mr. Marbut resigned as a director in October 2003. David N. Jordan, a director of the Company, is the president of L-J Inc., which has a 23.13% ownership interest in Silver Star Partners I, LLC; Mr. Jordan does not individually own shares of Company Common Stock.

(2) Laurus Master Fund, Ltd. ("Laurus") entered into a Securities Purchase Agreement with the Company on July 31, 2003, pursuant to which the Company issued to Laurus a Convertible Note ("Note") in the principal amount of $2,000,000 and a warrant to purchase 140,000 shares of the Company's common stock. Prior to the Note being satisfied on January 14, 2004, Laurus received 547,904 shares of the Company's common stock. A second convertible note was concurrently issued on January 14, 2004 in the principal amount of $1,500,000 with a fixed conversion price of $3.50 per share. The note bears interest at the prime rate plus 1.25% (subject to a floor of 5.25% per year). The ownership presented includes principal and interest on the second note on an as-converted basis.

(3) Includes 23,349 and 850 shares of Common Stock, which Mr. Hebborn and Ms. Iacobucci may acquire on a fully vested basis upon the exercise of options granted under the Company's Incentive Stock Option Plan. Mr. Hebborn and Ms. Iacobucci are corporate officers of the Company and of the Company's subsidiary.

(4) This number includes: (i) 25,649 vested options owned or controlled by officers of the Company and (ii) all other shares beneficially owned by the current directors and executive officers of the Company.


                                CHANGE IN CONTROL

On January 15, 2003, Silver Star acquired 4,900,000 shares of the Company's common stock (as adjusted for the ten for one reverse stock split which occurred on April 11, 2003). On April 16, 2003, Silver Star acquired an additional 4,013,557 shares of the Company's common stock. Upon that second acquisition, Silver Star was the beneficial owner of 64% of the issued and outstanding shares of the Company's common stock. The source of funds used by Silver Star for that second purchase of Company common stock at the second closing of the financing transaction was $1,946,575 of working capital of Silver Star.

               SUMMARY OF PROPOSALS TO BE VOTED ON AT THE MEETING

PROPOSAL 1.  Election of Directors

The following persons have consented to be nominated and, if elected, to serve as directors of the Company: GEORGE L. BALL, JAMES S. BENNETT, ALBERT H. COX, JR., WILLIAM B. DANZELL, TERRY E. FIELDS, ROBERT G. FLANDERS, JR., WILLIAM J. GILBANE, JR., DAVID N. JORDAN, AND DONALD R. SWEITZER.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.




PROPOSAL 2. Approval of the Amendment to Nestor, Inc.'s Certificate of
            Incorporation to Increase Nestor's Authorized Common Stock

Nestor's Board of Directors has approved a proposal authorizing an amendment to Nestor's certificate of incorporation, which would increase the number of authorized shares of common stock, par value $.01, from 20,000,000 to 30,000,000. The increase is being proposed to provide a sufficient number of shares of Nestor stock for issuance in connection with future acquisitions, financings, strategic alliances, incentive stock awards and other general corporate purposes. The Company has no current plans, proposals or arrangements to issue any of shares of common stock with the exception of the shares of common stock currently authorized under its certificate of incorporation and previously reserved for issuance under the Company's outstanding stock options, convertible preferred stock, warrants and convertible notes.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO NESTOR, INC.'S CERTIFICATE OF INCORPORATION TO INCREASE NESTOR'S AUTHORIZED
                                 COMMON STOCK.




PROPOSAL 3. Approval of Nestor's 2004 Stock Incentive Plan

The Company is asking stockholders to approve the Board of Director's adoption of Nestor, Inc.'s 2004 Stock Incentive Plan. The purpose of this plan is to provide equity ownership opportunities and performance-based incentives to attract, retain and motivate employees, officers and directors and thereby better aligning the interests of such persons with those of the Company's stockholders. The Company has no current plans, commitments or arrangements to issue stock awards under the 2004 Stock Incentive Plan. The approval of the adoption of the Stock Incentive Plan is conditioned on the approval of the amendment to Nestor's certificate of incorporation increasing the Company's authorized common stock. If the certificate of incorporation is not so amended, the 2004 Stock Incentive Plan will not be adopted.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
                      NESTOR'S 2004 STOCK INCENTIVE PLAN.




PROPOSAL 4. Ratification of the appointment of Carlin, Charron & Rosen, LLP as independent auditors of the Company for 2004

Carlin, Charron & Rosen, LLP, independent certified public accountants, have been the auditors for the Company since 2002. The Audit Committee has selected Carlin, Charron & Rosen, LLP to continue as the Company's independent auditors for 2004, and requests that the stockholders ratify such appointment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
                      APPOINTMENT OF CHARRON & Rosen, LLP.

                                   PROPOSAL 1:
                              Election of Directors

At the annual meeting, nine directors will be elected to hold office until their successors have been duly elected and qualified as provided in the Company's Certificate of Incorporation and By-Laws. Pursuant to the By-Laws of the Company, as amended on May 19, 2004, the Board of Directors by resolution set the number of directors of the Company at nine, effective with the 2004 annual meeting of stockholders. The following persons have consented to be nominated and, if elected, to serve as directors of the Company: GEORGE L. BALL, JAMES S. BENNETT, ALBERT H. COX, JR., WILLIAM B. DANZELL, TERRY E. FIELDS, ROBERT G. FLANDERS, JR., WILLIAM J. GILBANE, JR., DAVID N. JORDAN, AND DONALD R. SWEITZER. None of the nominees is related by blood, marriage or adoption to any other director, executive officer or nominee.

DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth information, regarding the directors, nominees and executive officers of the Company:

                                  Director/          Capacities
                                   Officer            in which
          Name              Age     Since              Served
----------------------------------------------------------------------------

George L. Ball              65      2003     Director*

James S. Bennett            46      ----     Nominee for Director

Albert H. Cox, Jr.          71      2003     Director*

William B. Danzell          49      2003     Director*, President and
                                             Chief Executive Officer

Terry E. Fields             56      2003     Director*

Robert G. Flanders, Jr.     54      ----     Nominee for Director

William J. Gilbane, Jr.     57      ----     Nominee for Director

David N. Jordan             60      2003     Director*

Susan A. Keller             42      2003     Director

Robert M. Krasne            48      2003     Chairman of the Board of Directors

Donald R. Sweitzer          56      ----     Nominee for Director

Nigel P. Hebborn            45      1996     COO-Nestor, Inc. and President and
                                             CEO-Nestor Traffic Systems, Inc.

Claire M. Iacobucci         43      2004     Chief Financial Officer

Benjamin M. Alexander       44      2003     Secretary

-----------------------------------------------
*Nominee

DIRECTORS OF THE COMPANY

GEORGE L. BALL is the Chairman of Sanders Morris Harris Group, the largest investment banking firm headquartered in the Southwest. Mr. Ball was appointed to the board of directors at the time of the merger between Harris Webb & Garrison and Sanders Morris Mundy. Prior to the merger, he served as Chairman of the Board and a director of Sanders Morris Mundy Inc. Since the merger, Mr. Ball has served as Chairman of the Board and a director of Sanders Morris Harris and as a director of Pinnacle Management & Trust Co. and SMH Capital. From September 1992 to January 1994, Mr. Ball was Senior Executive Vice President of Smith Barney Shearson Inc. From September 1991 to September 1992, he was a consultant to J. & W. Seligman & Co. Incorporated. In 1982, Mr. Ball was elected President and Chief Executive Officer of Prudential-Bache Securities, Inc. and in 1986 was elected Chairman of the Board, serving in those positions until his resignation in 1991. He also served as a member of the Executive Office of Prudential Insurance Company of America from 1982 to 1991. Before joining Prudential, Mr. Ball served as President of E.F. Hutton Group, Inc. Mr. Ball is a former governor of the American Stock Exchange and the Chicago Board Options Exchange, and served on the Executive Committee of the Securities Industries Association. He is a graduate and former trustee of Brown University and currently serves on the boards of national nonprofit institutions.

JAMES S. BENNETT is an owner and Vice Chairman of the Board of Directors of Mitkem Corporation, which he founded in 1994. Previously, Mr. Bennett held top management positions in two other environmental laboratories, Coast to Coast Analytical and Ceimic Corporation, where his resposibilities included supervision of technical sales, budget and financial review and management and establishment of new offices and markets. Prior to entering the environmental business, Mr. Bennett was involved in securities trading, holding positions at Albert, Bennett & Company, Inc., Prudential-Bache Securities and Kidder, Peabody & Co., Inc. and played professional sports with the Atlanta Flames Hockey Club, Inc. organization. Mr. Bennett is a graduate of Brown University.

ALBERT H. COX, JR. is a private investor and economic consultant. From 1970-85 he was an executive with Merrill Lynch & Co. in New York. During that period, he served as Chief Economist, President of Merrill Lynch Economics (consultants to over 150 major corporations) and Executive Vice President and Board member of Lionel D. Edie & Co. (investment counsel subsidiary of Merrill Lynch). From 1985-91,he was a Board member and Senior Economic Adviser with BIL Management and its successor Trainer, Wortham & Co. in New York, subsidiaries of the Bank in Liechtenstein. From 1994-97 he was a Board member of Siebels Bruce insurance group (Columbia, S.C.). Earlier in his career, Dr. Cox served in Washington as Special Assistant to the Chairman of President Nixon's Council of Economic Advisers. In 1980, he was a member of President-elect Reagan's Inflation Policy Task Force. Dr. Cox holds a Ph.D. in Finance and Economics from the University of Michigan and an M.B.A. in Finance from the University of Texas.

WILLIAM B. DANZELL is the Chief Executive Officer and President of Nestor, Inc. Mr. Danzell serves as Nestor Traffic Systems, Inc.'s Chairman of the Board of Directors. Mr. Danzell also holds the position of President of Danzell
Investment Management, Ltd., a private investment management and consulting company to restructuring corporations and is Managing Director of Silver Star Partners I, LLC. He was employed by Prudential Securities, Inc. from 1983 to 1995 and held the position of Senior Vice President-Portfolio Manager. He began his career in the financial industry in 1981 with Merrill Lynch. Mr. Danzell received his Economics degree from Colgate University (Hamilton, NY) in 1977.

TERRY E. FIELDS is the Chief Financial Officer of Community Loans of America Inc., a national consumer finance company in Atlanta, Georgia. From 1993 to 1995, Mr. Fields was the Chief Financial Officer and a Director of Seibels Bruce Group, Inc., an insurance holding company, in Columbia, South Carolina. Prior to that, he was the Chief Financial Officer of 1st Franklin Financial Corporation, a Georgia based consumer finance company, for 12 years. Mr. Fields, a graduate of Indiana University, is a CPA and is a member of the American Institute of CPAs, the Georgia Society of CPAs and the Financial Executives Institute.

ROBERT G. FLANDERS, JR. is an Associate Justice of the Supreme Court of Rhode, an office he has held since 1996. Prior to his appointment to the bench, he was a founder of the law firm of Flanders + Medeiros. Justice Flanders was also a partner at the law firm of Edwards & Angell, LLP, where he served as Chairman of the firm's Litigation Department and he began his legal career at the firm of Paul, Weiss, Rifkin, Wharton & Garrison. He has also served as assistant executive counsel to the Governor of Rhode Island, town solicitor for Glocester,

Rhode Island and general counsel to the Rhode Island Solid Waste Management Corporation. He ran for and was elected to the Town Council of Barrington, Rhode Island, on which he served two terms. Justice Flanders is a magna cum laude graduate of Brown University, where he was elected to Phi Beta Kappa, and he received his Juris Doctor from Harvard University Law School. Recently, after eight years of service on the Supreme Court, Justice Flanders announced that he will be resigning to pursue other challenges after the 2004 court term ends. He has been named "Distinguished Visiting Professor of Law" at the Roger Williams University Law School, where he will teach constitutional law.

WILLIAM J. GILBANE, JR. is the president and chief operating officer of Gilbane Building Company, a position he has held since January 2004. From 2001 to 2003, Mr. Gilbane served as executive vice president of the company. Previously, Mr. Gilbane served as senior vice president of the company's New England Region for 18 years where he was responsible for 400 employees and approximately $500 million of annual construction work and also established five new district offices. He joined the company in 1970. Mr. Gilbane graduated from Brown University with a Bachelor of Science degree in political science.

DAVID N. JORDAN is President of L-J Inc., a general contracting firm headquartered in Columbia, South Carolina. Mr. Jordan began working for the L-J Inc. in 1966 as a Field Supervisor and became President of the company in 1973. Mr. Jordan holds a B.S. degree in Marketing from the University of South Carolina.

SUSAN A. KELLER is a Partner at Edwards & Angell, LLP, a law firm, headquartered in Boston, specializing in representation of corporate clients both publicly and privately traded and held, as well as start-ups. Ms. Keller's legal career has focused on mergers and acquisitions, private equity financing, senior and subordinated debt transactions and general corporate work. She is a member of the American Bar Association and the Rhode Island Bar Association. Ms. Keller is a graduate of Miami University and holds a Juris Doctor degree from Case Western Reserve University School of Law.

ROBERT M. KRASNE is principal in The Krasne Group, Inc., a strategic business-consulting firm established in 2002. Previously, Mr. Krasne served as a partner in the Washington, D.C. law firm of Williams & Connolly, L.L.P. Mr. Krasne is presently of counsel to the firm (neither Mr. Krasne nor Williams & Connolly, L.L.P. provide legal services to the Company). Mr. Krasne joined Williams & Connolly in 1986 from the Office of the Comptroller of the Currency, a bureau of the U.S. Department of the Treasury. Mr. Krasne is also currently an Adjunct Professorial Lecturer at the McDonough School of Business at Georgetown University, where he presents a class on corporate governance to MBA candidates. Mr. Krasne is a graduate of Georgetown University and Georgetown University Law Center.

DONALD R. SWEITZER is Senior Vice President of Global Business Development and Public Affairs of GTECH Holdings Corporation and Chairman of GTECH's Government Affairs Committee. He is the former president of the Dorset Resource & Strategy Group, a public affairs company in Washington, D.C. He also served as the president and managing partner of Politics, Inc., a Kamber Company. He was the political director of the Democratic National Committee (DNC) in the first two years of the Clinton Administration, and from 1985-1989, he served as the finance director of the DNC. Prior to joining GTECH, Mr. Sweitzer was a frequent political commentator on CNN's Crossfire and other nationally syndicated programs and has lectured on politics and political campaigns at the John F. Kennedy School of Government at Harvard University; Northwestern University in Chicago; Kent State University in Ohio; and the American University in Washington.

NIGEL P. HEBBORN, Chief Operating Officer of Nestor, Inc. and President and Chief Executive Officer of Nestor Traffic Systems, Inc., joined the Company in October 1996. He is responsible for the Company's corporate development activities, including working with the Company's management in the development and roll-out of commercial applications. He was most recently President of Wolffish Consulting Services, Inc., a consulting and background reporting firm. Prior to forming Wolffish Consulting Services, Inc., Mr. Hebborn served as Vice President Finance of Nova American Group, Inc., in Buffalo, New York and as President of various subsidiaries of this insurance and banking holding company. Earlier in his career, Mr. Hebborn, a CPA, was employed by Price Waterhouse.

CLAIRE M. IACOBUCCI, Chief Financial Officer of Nestor, Inc., joined the Company in September 1996. She is responsible for the Company's financial activities. She was most recently MRP System Coordinator and Controller of AAi.FosterGrant, a global accessories company that sells optical products, jewelry and timepieces. Prior to joining AAi, Ms. Iacobucci, a CPA, was a senior manager at Ernst & Young LLP. Ms. Iacobucci holds a B.S. degree in Accounting and Management Information Systems from the University of Rhode Island.

BENJAMIN M. ALEXANDER is the Secretary of Nestor, Inc. Mr. Alexander, a lawyer in Partridge Snow & Hahn LLP's Corporate Practice Group and Chair of the firm's Technology, Medical and Life Science Practice Group, practices in all areas of business law including securities law, mergers and acquisitions, and general corporate counseling. Mr. Alexander has been at Partridge Snow & Hahn since 2002. Before joining Partridge Snow & Hahn, he was a partner in Hale and Dorr LLP. Before entering the legal profession, he worked as a systems engineer, specializing in digital circuit design, programming and systems integration. Mr. Alexander is a graduate of the University of Pennsylvania Law School and Marymount University.

VOTE REQUIRED

The affirmative vote of stockholders holding a majority of the issued and outstanding shares of Nestor entitled to vote at the annual meeting is required to elect the nine members of Nestor's Board of Directors.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES.


                                   PROPOSAL 2:
  Approval of the Amendment to Nestor, Inc.'s Certificate of Incorporation to
                   Increase Nestor's Authorized Common Stock

Nestor's Board of Directors has approved a proposal authorizing an amendment to Nestor's certificate of incorporation that would increase the number of authorized shares of common stock from 20,000,000 to 30,000,000 and declaring it advisable that the stockholders of the Company approve the amendment. If approved by stockholders, Nestor will file an amendment to its restated certificate of incorporation in the form attached to this proxy as Appendix A.

Nestor is currently authorized to issue up to 30,000,000 shares of stock, of which 20,000,000 are common shares. $0.01 par value, and 10,000,000 are preferred shares, $0.01 par value. The increase in the authorized capital stock would become effective upon the filing Nestor's amendment to its restated certificate of incorporation with the Secretary of State of the State of Delaware. It is expected that such filing will take place as soon as practicable after the stockholders approval of this Proposal.

The increase in the authorized common shares is being proposed so that there will be a sufficient number of shares of Nestor stock authorized for issuance in connection with future acquisitions, financings, strategic alliances, incentive stock awards and other general corporate purposes. At May 4, 2004, approximately 101,000 common shares remained available for issuance after consideration of 18,016,526 common shares issued and outstanding, 180,000 preferred shares issued, outstanding and convertible into 18,000 shares of common stock, 745,000 shares reserved for issuance under the Company's existing stock option plans and approximately 1,119,000 shares reserved for issuance in connection with convertible note and stock warrants outstanding.

As a result of the increase in authorized capital stock, there will be an increase in the number of authorized common stock shares, which would be available for future issuance. The additional shares could be used for any proper corporate purpose approved by the Nestor Board of Directors, including, among others, providing shares for the incentive stock plan as in Proposal 3 below, financing, stock dividends, dividend reinvestment plans, possible future acquisitions and other general corporate purposes related to the development and expansion of Nestor's corporate enterprise. However, as of the date of mailing of this Proxy Statement to stockholders, the Company has no current plans, proposals or arrangements to issue any of shares of common stock with the exception of the shares of common stock currently authorized under its certificate of incorporation and previously reserved for issuance under the Company's outstanding stock options, convertible preferred stock, warrants and convertible notes.

The Board of Directors believes that the authorization of additional shares of Common Stock is desirable to provide shares for issuance in connection with possible future acquisitions, financings, strategic alliances, incentive stock plans or other general corporate purposes. If the amendment is approved by the stockholders, the Board of Directors will have authority to issue additional shares of common stock without the necessity of further stockholder action. The issuance of additional shares of Common Stock, while providing desired flexibility in connection with possible acquisitions and other corporate purposes, would have the effect of diluting the Company's current stockholders. Holders of our Common Stock have no preemptive rights with respect to any shares which may be issued in the future.

Because the increase in the authorized capital stock will create a substantial number of additional shares, the Nestor Board of Directors realizes that the increase in the authorized capital stock may be construed as having an anti-takeover effect, as Nestor could issue additional shares to make more difficult or discourage an attempt to acquire control of Nestor. Neither the Nestor Board nor Nestor's management is aware of any effort to accumulate its securities or obtain control by means of a tender offer, proxy contest or otherwise.

VOTE REQUIRED

The affirmative vote of stockholders holding a majority of the issued and outstanding shares of Nestor entitled to vote at the annual meeting is required to approve the amendment to Nestor's certificate of incorporation to increase the number of authorized shares of capital stock.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO
            NESTOR, INC.'S CERTIFICATE OF INCORPORATION TO INCREASE
                       NESTOR'S AUTHORIZED COMMON STOCK.


                                   PROPOSAL 3:
                 Approval of Nestor's 2004 Stock Incentive Plan

On April 8, 2004, Nestor's Board of Directors approved, subject to approval by Nestor's stockholders, a 2004 Stock Incentive Plan (the "2004 Plan)". The 2004 Plan provides for the grant of options to purchase Nestor common stock and restricted stock awards (each, an "Award"). Subject to adjustments for changes in Nestor common stock and certain other events, the 2004 Plan provides for up to 4,500,000 Awards. A copy of the 2004 Plan is attached to this proxy statement as Appendix B. The Company has no current plans, commitments or arrangements to issue stock awards under the 2004 Stock Incentive Plan.

The 2004 Plan will become effective as of the date stockholder approval is obtained and no further awards shall be made under the Nestor's existing stock incentive plans, including, without limitation, the 1997 Incentive Stock Option Plan (as amended in 2001) and the 1984 Incentive Stock Option Plan. As of April 1, 2004, no further options may be granted under the 1984 Incentive Stock Option Plan and 7,000 options granted under that plan remain outstanding. Available for issuance under the 1997 Incentive Stock Option Plan at May 4, 2004 are 112,178 shares, while 361,147 options granted under that plan remain outstanding and 26,675 options granted under that plan had been exercised.

DESCRIPTION

The purpose of the 2004 Plan is to is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders.

The following is a brief summary of some the terms of the 2004 Plan as proposed and is qualified in its entirety by, and made subject to, the more complete information set forth in the 2004 Stock Incentive Plan set forth as Appendix B to this proxy statement. Stockholders are urged to carefully read the 2004 Stock Incentive Plan in its entirety.

ELIGIBILITY

All of the Company's employees, officers and directors are eligible for Awards. Each person who has been granted an Award under the Plan shall be deemed a "Participant." As of May 4, 2004, the Company has approximately 53 employees (including officers) and seven directors. As of June 24, 2004, the Board will be expanded to nine members.

ADMINISTRATION

The Board of Directors will administer the 2004 Plan or the Board may delegate its powers to committee(s) of the Board. The Board may also delegate the power to grant Awards (except to officers) to one or more executive officers of the Company in compliance with Delaware law.

SHARES AUTHORIZED

Subject to adjustments for changes in Nestor common stock and certain other events, the 2004 Plan provides for up to 4,500,000 Awards. If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in common stock not being issued, the unused stock covered by such Award shall again be available for grants. The maximum number of shares of common stock with respect to which Awards may be granted during any calendar year to any person shall be 630,000, subject to adjustments for changes in Nestor common stock and certain events. Shares issued may consist in whole or in part of authorized but unissued or treasury shares.

AWARD TYPES

Stock Options:
The Board may grant options to purchase common stock. An option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Internal Revenue Code. An option which is not intended to be an Incentive Stock Option shall be designated a "Nonstatutory Stock Option".

The Board shall specify in each applicable option agreement the exercise price at the time each option is granted and exercise terms and conditions, provided however that no option will be granted for a term in excess of 10 years.

Restricted Stock:
The Board may grant Awards entitling recipients to acquire shares of common stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

Other Stock-Based Awards:
The Board shall have the right to grant other Awards based upon the common stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into common stock and the grant of stock appreciation rights.

ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS

The 2004 Plan document provides for adjustments in the terms and conditions of Awards in the event of changes in capitalization, liquidation or dissolution or reorganization event.

NON-TRANSFERABILITY

Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant.

TERMINATION OF STATUS

The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

WITHHOLDING

Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant. If so permitted by the Board, a Participant may satisfy such taxes by delivery of shares of common stock.

PLAN AMENDMENT

The Board may amend, suspend or terminate the 2004 Plan subject to stockholder approval of changes that would materially amend the plan.

FEDERAL INCOME TAX CONSEQUENCES

The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 2004 Plan and with respect to the sale of common stock acquired under the 2004 Plan. This summary is based on the federal tax laws in effect as of the date of this proxy statement. Changes to these laws could alter the tax consequences described below.

Incentive Stock Options:
In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

Generally, the tax consequences of selling ISO Stock will vary depending on the date on which it is sold. If the participant sells ISO Stock more than two years from the date the option was granted (the "Grant Date") and more than one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

If the participant sells ISO Stock prior to satisfying the above waiting periods (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

Non-statutory Stock Options:
As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a non-statutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a non-statutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

Restricted Stock Awards:
A participant will not recognize taxable income upon the grant of a restricted stock Award unless the participant makes a valid election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a valid Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a valid Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

Other Stock-Based Awards:
The tax consequences associated with any other stock-based Award granted under the 2004 Plan will vary depending on the specific terms of such Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award and the participant's holding period and tax basis for the Award or underlying Common Stock.

Tax Consequences to the Company:
The grant of an Award under the 2004 Plan generally will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 2004 Plan will have any tax consequences to the Company. The Company or its parent or subsidiary, as the case may be, generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 2004 Plan, including in connection with a restricted stock Award or as a result of the exercise of a non-statutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

VOTE REQUIRED

The affirmative vote of stockholders holding a majority of the issued and outstanding shares of Nestor entitled to vote at the annual meeting is required for the approval of this proposal. The approval of the adoption of the Stock Incentive Plan is conditioned on the approval of the amendment to Nestor's certificate of incorporation increasing the Company's authorized common stock. If the certificate of incorporation is not so amended, the 2004 Stock Incentive Plan will not be adopted.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF
                      NESTOR'S 2004 STOCK INCENTIVE PLAN.



                                   PROPOSAL 4:
        Ratification of the appointment of Carlin, Charron & Rosen, LLP as independent auditors of the Company for 2004

Carlin, Charron & Rosen, LLP, independent certified public accountants, have been the auditors for the Company since 2002. The Audit Committee has selected Carlin, Charron & Rosen, LLP to continue as the Company's independent auditors for 2004. The Board requests that the stockholders ratify such appointment. If the stockholders do not ratify the appointment of Carlin, Charron & Rosen, LLP, the Audit Committee will make another appointment as effective for the subsequent fiscal year. Even if the selection is ratified, the Audit Committee, in its discretion, may select a new independent auditor at anytime is believes such change would be in the best interests of the Company and its stockholders.

Representatives of Carlin, Charron & Rosen, LLP are expected to attend the Annual Meeting with the opportunity to make a statement if they so desire, and they will be available to respond to appropriate questions.

VOTE REQUIRED

The affirmative vote of stockholders holding a majority of the issued and outstanding shares of Nestor entitled to vote at the annual meeting is required for the approval of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE
                      APPOINTMENT OF CHARRON & Rosen, LLP.



                                  OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented at the annual meeting. However, if any other matter should properly come before the annual meeting, the persons entitled to vote on that matter would be given the opportunity to do so.


                              CORPORATE GOVERNANCE

BOARD GOVERNANCE

The Board of Directors reviewed, revised and adopted written charters for its Audit and Compensation Committees, which are attached as Apendices C and D. The Company and its Board continue to be committed to the highest standards of corporate governance and ethics. In 2004 the Board also adopted, based on the recommendation of the Audit Committee, Nestor's Code of Ethics that applies to all employees, including but not limited to, its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of Nestor's code of ethics is available without charge by writing to: Nestor, Inc., 400 Massasoit Avenue, Suite 200, East Providence, Rhode Island 02914-2020, Attention: Nigel P. Hebborn.

INDEPENDENT DIRECTORS

The Board has determined that among the current directors of the Company, Albert
H. Cox, Jr., Terry E. Fields and Susan A. Keller are "independent" of Nestor's management under the National Association of Securities Dealers, Inc.'s Marketplace Rule 4200(a)(15). In addition, Robert G. Flanders, Donald R. Sweitzer, William J. Gilbane, Jr. and James S. Bennett, each a nominee for the Board, are "independent" of Nestor's management under that Rule. Certain relationships and related transactions with other directors are discussed below.

Silver Star Equity Financing:
In a first closing on January 15, 2003, Silver Star purchased 49 million shares of Nestor common stock (pre-reverse stock split) for $2,376,500 and on April 16, 2003, completed a second closing, purchasing an additional 4,013,557 shares (post-reverse stock split) for $1,946,575. Danzell Investment Management, Ltd., in which William B. Danzell, the Managing Director of Silver Star, serves as president, has provided investment-related services (including consulting services) to the Company and has received a fee for services rendered in an amount equal to 3% of the cash proceeds generated by the Company in connection with the financing transactions with Silver Star. Upon completion of the second closing, Silver Star owned 64% of the issued and outstanding shares of Company common stock (63.7% at December 31, 2003).

Silver Star Convertible Note:
On October 15, 2003, the Company sold a $2,000,000 convertible note ("Silver Star Note") to Silver Star Partners I, LLC ("Silver Star"). The Silver Star Note was due on January 15, 2004 and bore interest at the rate of 7% per year. The Company's obligations under the note could, at the Company's option, be satisfied, in whole or part, by issuing shares of the Company's common stock to Silver Star at a conversion price equal to the gross price from the first offering of a similar number of such shares made after October 15, 2003.

On December 31, 2003, the Company exercised its option to satisfy the Silver Star note and accrued interest by issuing 676,384 shares of Nestor common stock at $3.00 per share. See Common and Preferred Stock footnote also.

Silver Star has the right to require the Company to register with the SEC Silver Star's resale of all shares of common stock that it owns as soon as practicable after Silver Star requests that registration. The Company is obligated to pay all expenses associated with that registration. The Company has other obligations in connection with that registration, including causing the registration statement filed to remain continuously effective until the distribution of shares covered by the registration statement is complete and indemnifying Silver Star from liabilities it may incur resulting from any untrue statement or omission of a material fact in the registration statement and related documents and from other liabilities related to the registration. Danzell Investment Management, Ltd. received a 3% finders fee from the Company in connection with the Silver Star Note.

William B. Danzell is the Chief Executive Officer of Nestor, Inc., the President of Danzell Investment Management, Ltd. and the Managing Director of Silver Star Partners I, LLC. Robert M. Krasne, David N. Jordan and George L. Ball, each a director of Nestor, are each also affiliates of Silver Star Partners I, LLC. Stephen H. Marbut, a former director of Nestor, is also an affiliate of Silver Star Partners I, LLC. The sale of the note by Nestor to Silver Star Partners I, LLC and the satisfaction of our obligations under it by issuing common stock were approved by the directors of Nestor not affiliated with Silver Star Partners I, LLC.

Legal Fees:
Benjamin Alexander, secretary of the Company (as of June 2003), is an attorney with the firm of Partridge, Snow and Hahn LLP, which the Company uses for legal services. For the year ended December 31, 2003, the Company recorded legal and stockholder expenses to Mr. Alexander's firm in the amounts of $63,973 and $24,354, respectively. In addition, $11,261 was recorded relating to the July 2003 Laurus financing, which was fully expensed as financing fees.

Herbert S. Meeker, a former director of the Company, is a partner in the law firm of Brown Raysman Millstein Felder & Steiner, LLP, which the Company used for legal services. For the years ended December 31, 2003, 2002, and 2001, the Company recorded an expense to Mr. Meeker's firm of $41,316, $7,254 and $121,065, respectively. In addition, for the years ended December 31, 2003 and 2002, the Company recorded $42,657 and $9,919 of fees relating to the 2003 Silver Star stock purchase agreement. Lastly, $369,501 of fees were recorded in 2001 as acquisition costs related to the NTS merger.

Consulting:
Bruce W. Schnitzer, a former director of the Company, is Chairman of Wand Partners, Inc., a private investment firm that the Company used for management consulting. For the year ended December 31, 2001, the Company recorded an expense for Wand Partners, Inc. of $49,636. In 2002, the Company reversed $71,848 of previously expensed Wand fees (recorded as a reduction to general and administrative expenses) in connection with a Termination and Release Agreement agreed to in principle prior to December 31, 2002 and dated January 15, 2003. Included in accrued liabilities at December 31, 2002 is $96,250 due to Wand Partners, Inc, which was paid in 2003.

Investment Banking:
George L. Ball, a director of the Company, is Chairman of the Board of Sanders Morris Harris and its parent corporation, Sanders Morris Harris Group. Sanders Morris Harris served as a placement agent in connection with the private placement of common stock of the Company in December 2003 and January 2004.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Any stockholder who desires to communicate with the Board, independent directors or non-management directors as a group, or any individual director may send a letter addressed to the same, c/o Corporate Secretary, Nestor, Inc., 400 Massasoit Avenue, Suite 200, East Providence, Rhode Island 02914-2020. The Corporate Secretary has been instructed by the Board to forward such communications directly to the addressee(s).

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

The Company's Board of Directors held twelve meetings in 2003. The Company does not pay directors who are also Company employees any additional compensation for their service as a director. The Company does pay its non-employee directors for their service as directors. The Company's non-employee directors received cash compensation of $1,250 per quarter for the quarter commencing April 1, 2003 for their services as directors, and reimbursement for all reasonable out-of-pocket expenses incurred in connection with each board of directors meeting attended. Such cash compensation was revised effective July 1, 2003 to $1,250 per board meeting and $500 per committee meeting, except for special committee meetings held in conjunction with meetings of the board or standing committees. In addition, 20,000 (post-split) qualified stock options were granted to each non-employee director on May 6, 2003.

AUDIT COMMITTEE

The Company has an audit committee comprising the following directors: Terry E. Fields, Albert H. Cox, Jr. and Susan A. Keller. The Board of Directors determined that the Chairman of the Audit Committee, Terry E. Fields, qualifies as an "audit committee financial expert." The Audit Committee operates under a written charter adopted by the Board of Directors on December 17, 2003. The Board of Directors has determined that each member of the Audit Committee qualifies as independent director, as required by the Audit Committee Charter. In making this determination, the Board of Directors applies the independence criteria of the Marketplace Rules of the NASDAQ Stock Market, Inc. and the Securities and Exchange Act. The Audit Committee met four times during the Company's last fiscal year.

The Audit Committee is responsible, among other things, for assisting the Board with oversight of the Company's accounting and financial reporting processes and audits of its financial statements, including the integrity of the financial statements, compliance with legal and regulatory requirements, the independence and qualifications of the Company's auditor firm. The Committee is directly responsible for the appointment, compensation, terms of engagement and oversight of the work of the audit firm.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors reports to the Board and is comprised of the following three Directors: Mr. Terry E. Fields, Dr. Albert H. Cox, Jr. and Ms. Susan A. Keller. The Audit Committee operates under a written charter adopted by the Board of Directors on December 17, 2003 a copy of which is attached as Appendix A to this proxy statement. The Board of Directors has determined that each member of the Audit Committee qualifies as independent director, as required by the Audit Committee Charter. In making this determination, the Board of Directors applies the independence criteria of the Marketplace Rules of the NASDAQ Stock market, Inc. and the Securities and Exchange Act.

Management is responsible for the financial reporting process, including the Company's system of internal controls. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States of America and for expressing an opinion as to whether those audited financial statements fairly present the consolidated financial position, results of operations, and cash flows of the Company in conformity with accounting principles generally accepted in the United States of America. The Audit Committee's responsibility is to monitor and oversee these processes and to recommend to the Board of Directors the appointment of the independent accountants.

In fulfilling these responsibilities, the Audit Committee met with the Company's independent accountants, with and without management present, to review and discuss the overall scope, plans and results of their examinations, their evaluation of the Company's internal controls, the overall quality of the Company's financial reporting and the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. These reviews included discussions with the independent accountants required pursuant to Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees". The Audit Committee has discussed with the independent accountants matters relating to their independence and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1.

The Audit Committee met with management to review and discuss the audited consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003. Management has represented to the Audit Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 20003 for filing with the Securities and Exchange Commission. The Audit Committee has also recommended to the Board of Directors, subject to shareholder approval, the appointment of Carlin, Charron & Rosen, LLP as the Company's independent accountants.

Submitted by the Audit Committee:
Terry E. Fields (Chairman)
Albert H. Cox, Jr.
Susan A. Keller


Independent Auditor Fees for 2003 and 2002

This table shows the aggregate fees billed to the Company for the fiscal years ended December 31, 2003 and December 31, 2002 by Carlin, Charron & Rosen, LLP ("CCR") and the Company's predecessor auditors, Ernst & Young LLP ("EY").

                                      2003              2002
                                      ----              ----
         Audit Fees (1):           $ 85,990          $ 90,225
         Audit-Related Fees:            ---               ---
         Tax Fees (2):                9,500            15,362
         All Other Fees:           --------          --------

---------------------
(1) These fees are for the audit of our financial statements for 2003 and 2002, respectively, for quarterly reviews, registration statements and accounting consultations related to the audited financial statements

(2)  Tax fees consisted of tax compliance paid to CCR in 2003 and EY in 2002.


PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

All of the fees for 2003 and 2002 shown above were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and other permitted non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year, is detailed as to the particular category of services and is subject to a monetary limit. Our independent auditors and senior management periodically report to the Audit Committee the extent of services provided by the independent auditors in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

COMPENSATION COMMITTEE, INTERLOCKS AND INSIDER PARTICIPATION

The Company also has a Compensation Committee comprising the following directors: Albert H. Cox, Jr., Terry E. Fields and Susan A. Keller. None of these directors had any contractual or other relationships with the Company during the fiscal year ended December 31, 2003 except as directors. No interlocking relationship exists between any member of the Compensation Committee and any member of any other Company's Board of Directors or compensation committee. The Committee meets periodically to review and consider compensation matters relating to employees of the Company.

COMPENSATION COMMITTEEE REPORT ON EXECUTIVE COMPENSATION

Overall Policy. The Company's executive compensation program is designed to be closely linked to corporate performance and returns to stockholders. To this end, the Company has developed a compensation strategy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy and to provide a compensation package that recognizes individual contributions as well as overall business results.

The Compensation Committee determines the compensation of the Company's chief executive officer and sets the policies for and recommends and reviews the compensation awarded to other executive officers.

The key elements of the Company's executive compensation program consist of base salary, annual bonus and stock awards. The Compensation Committee's policies with respect to each of these elements are discussed below. Although the elements of compensation described below are considered separately, the Compensation Committee generally takes into account the full compensation package afforded to the executive.

Base Salaries. The base salary for an executive officer is initially determined by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other companies.

Annual salary adjustments are exclusive of those which have been determined pursuant to employment agreements, if any, and are determined by (i) evaluating the Company's performance and (ii) the performance of each executive, including any new responsibilities assumed by such person. In the case of executive officers with responsibility for a particular business division, such division's financial results also are considered. In evaluating the Company's performance, the Compensation Committee, where appropriate, also considers non-financial indicia, including, but not limited to, increased market share, efficiency gains, improvements in quality and improvements in relations with customers, suppliers and employees.

Annual Bonuses. No annual bonuses were paid to executives in the past three fiscal years. In 2003, the Company paid a 2% bonus to all employees in connection with achievement of its first quarter performance target and also paid a $500 holiday bonus to all employees.

Stock Awards. Stock awards are recommended by management and approved by the Board. Executive stock awards are recommended and approved by the Compensation Committee.

Conclusion. As is indicated by the programs described above, a portion of the Company's executive compensation is linked directly to individual and corporate performance. The Compensation Committee intends to continue its practice of linking executive compensation to corporate performance and stockholders returns, recognizing that the cyclical nature of the Company's business may, from time to time, result in temporary imbalances among the three components of compensation over a particular period.

THE COMPENSATION COMMITTEE:
Susan A. Keller (Chair)
Albert H. Cox, Jr.
Terry E. Fields

NOMINATING COMMITTEE

The Board of Directors does not have a separate nominating committee. The Board of Directors, as a whole, identifies, evaluates and nominates director candidates for election at the company's annual meeting of stockholders or to fill vacancies on the board of directors. The process followed by the Board in fulfilling those responsibilities includes recommendations by board members and requests recommendations from others, meeting to discuss and evaluate biographical information, experience and other background material relating to potential candidates and interviews of selected candidates. The Board does not have a written charter governing its nomination process. As discussed above, three of the members of the Board, Albert H. Cox, Jr., Terry E. Fields and Susan
A. Keller, are "independent" of the Company's management under the National Association of Securities Dealers, Inc.'s Marketplace Rule 4200(a)(15), and the other four members of the Board are not.

In considering candidates, the Board assesses, in its judgment, the relevant qualities possessed by the candidate, which include integrity; business acumen, experience and judgment; knowledge of the company's business and industry; ability to understand the interests of various constituencies of the company and to act in the interests of all stockholders; potential conflicts of interest; and contribution to diversity on the board of directors. The Board believes that the backgrounds and qualifications of the company's directors, considered as a group, should provide a significant breadth of experience, knowledge and abilities that assist the board of directors in fulfilling its responsibilities.

The Board will consider candidates recommended by individual stockholders, if their names and credentials are provided to the Board on a timely basis for consideration prior to the annual meeting. Stockholders who wish to recommend an individual to the Board for consideration as a potential candidate for director should submit the name, together with appropriate supporting documentation, to the Board at the following address: Board of Directors, c/o Corporate Secretary, Nestor, Inc, 400 Massasoit Avenue, Suite 200, East Providence, RI 02914. A submission will be considered timely if it is made during the timeframes disclosed in this proxy statement under "Stockholder Proposals." The submission must be accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has owned more than 5% of the company's common stock for at least a year prior to the date the recommendation is made. Submissions meeting these requirements will be considered by the Board using the same process and applying substantially the same criteria as followed for candidates submitted by others. If the Board determines to nominate and recommend for election a stockholder-recommended candidate, then the candidate's name will be included in the company's proxy card for the next annual meeting of stockholders. Of the nominees for election to the Board who are not executive officers of the Company or directors standing for reelection, Robert G. Flanders and James S. Bennett were recommended to the Board as director candidates by stockholders. Donald R. Sweitzer and William J. Gilbane were recommended to the Board as director candidates by Mr. Bennett.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information for the calendar years ended December 31, 2003, 2002 and 2001 compensation paid by the Company to the chief executive officer and to each of the officers of the Company whose total annual salary and bonus exceed $100,000. All options are reported on a post-split basis.

                                                                                               Long-Term Compensation Awards
                                                                                    ------------------------------------------------
                                                                                    Restricted
                             Calendar                             Other Annual        Stock       Options/                 All Other
Name and Principal Position    Year     Salary ($)  Bonus ($)    Compensation (1)     Awards      SARs (2)     Payouts      Comp ($)
---------------------------    ----     ----------  ---------    ----------------     ------      --------     -------      --------
William B. Danzell             2003      177,083         500           115               0              0         0               0
President and CEO
Compensation began 4/1/03


David Fox (3)                  2003            0           0         1,143               0              0         0         125,000
President and CEO until
6/30/02                        2002      135,417           0         1,219               0              0         0          83,493

                               2001      247,753           0         1,295               0         26,800         0               0


Nigel P. Hebborn (4)           2003      180,000       1,400           153               0              0         0               0
President (7/1/02 -
6/25/03); CEO (7/1/02 -        2002      160,500           0           102               0          6,000         0               0
1/15/03); and
 Chief Financial Officer       2001      136,905           0            72               0          8,249         0               0


Douglas Reilly (4) (5)         2003       52,500         900            78               0              0         0         196,654
Executive Vice President
and Chief Operating Officer    2002      183,250           0           235               0          6,000         0               0
until 4/10/03
                               2001      149,111           0           153               0         12,500         0               0


C. Ross McKenrick (6)          2003      125,000       1,100            63               0              0         0               0
Vice President
Engineering until 4/9/04       2002      120,000           0            42               0          2,000         0               0

                               2001       55,000           0            42               0          2,000         0               0


Michael T. Glier (7)           2002            0           0             0               0              0         0         103,942
Senior Vice President -
Operations                     2001      115,179           0           179               0          5,850         0               0



(1)  Payment of group term life insurance premiums.

(2)  Includes  converted number of options  originally granted by Nestor Traffic
     Systems, Inc. to Mr. Hebborn in 2001.

(3) Mr. Fox resigned from the Company on June 30, 2002 and has a two year severance agreement. All other compensation includes severance payments of $125,000 in 2003 and $57,291 in 2002, and $26,202 of unused vacation paid in 2002.

(4) The 2002 salaries of Messrs. Hebborn and Reilly each include $39,000 of voluntary deferred compensation earned in 2002, which was paid in January
     2003.

(5)  Mr.   Reilly's   employment   terminated  on  April  10,  2003.  All  other
     compensation included payment of unused vacation and severance benefits.

(6)  Mr.  McKenrick  joined  the  Company  in July 2001 and was Vice  President,
     Engineering of Nestor Traffic Systems, Inc. until April 9, 2004.

(7)  Mr.  Glier  resigned  from  the  Company  and  as  Senior  Vice  President,
     Operations of Nestor Traffic Systems, Inc. on December 17, 2001. In 2002, he received $86,250 for nine months of severance and $17,692 as payment of unused vacation.

OPTION/SAR GRANTS IN YEAR ENDED DECEMBER 31, 2003

There were no individual grants of stock options or stock appreciation rights during the year ended December 31, 2003 to any of the executive officers named in the Summary Compensation Table.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

The following table presents the value of exercised and unexercised options held by the named executives at fiscal year-end:

                                                                            Number of Securities
                                                                           Underlying Unexercised          Value of Unexercised
                                                                           Options/SARs at Fiscal      In-the-Money Options/SARs at
                            Shares Acquired on                            Year-End Exercisable (E)/         Fiscal Year-End($)
Name                             Exercise          Value Realized ($)         Unexercisable (U)               Exercisable(E)/
----                             --------          ------------------         -----------------               ---------------
                                                                                                             Unexercisable (U)
David Fox                           0                      0                        80,461 (E)                      0 (E)

Nigel P. Hebborn                    0                      0                        23,349 (E)                  4,560 (E)
                                                                                     6,900 (U)                  6,840 (U)

Douglas Reilly                      0                      0                         6,000 (E)                 11,400 (E)

C. Ross McKenrick                   0                      0                         2,300 (E)                 10,560 (E)
                                                                                     1,700 (U)                 15,840 (U)

Michael T. Glier                    0                      0                        25,598 (E)                      0 (E)




SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS


                                                                                     Number of securities
                                                                                    remaining available for
                                                                                     future issuance under
                                 Number of securities to      Weighted-average        equity compensation
                                 be issued upon exercise     exercise price of         plans (excluding
                                 of outstanding options,    outstanding options,    securities reflected in
                                   warrants and rights      warrants and rights           column (a))
                                   -------------------      -------------------           -----------
Equity compensation plans
approved by security
holders                                   312,397                     $5.75                   338,505

Equity compensation plans
not approved by security
holders                                       ---                       ---                       ---
                                     ------------                 ---------              ------------

          Total                           312,397                     $5.75                   338,505
                                     ============                 =========              ============


PERFORMANCE GRAPH


The Company is required to present a chart comparing the cumulative total shareholder return on its Common Stock over a five-year period with the cumulative total shareholder return of (i) a broad equity market index, and (ii) a published industry index or peer group.


              [OBJECT OMITTED: THE PRINTED GRAPH IS INCLUDED IN THE
                  FORM PROXY STATEMENT MAILED TO SHAREHOLDERS.]

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of the forms, reports, and certificates furnished to the Company by such persons with respect to the fiscal year ended December 31, 2003, all such reports with respect to such fiscal year were filed on a timely basis with the following exceptions. Subsequent to the consummation of the first and second closings of the initial financing transaction between the Company and Silver Star, each of (i) Silver Star, (ii) William B. Danzell,
(iii) Stephen Marbut and (iv) Robert Krasne were late in filing initial statements of beneficial ownership and statements of changes in beneficial ownership. Subsequent to the conversion of the Silver Star note, each of (i) Silver Star, (ii) William B. Danzell, (iii) George L. Ball and (iv) Robert M. Krasne were late in filing statements of changes in beneficial ownership. Subsequent to their election to the Board, each of (i) Terry E. Fields, (ii) Susan A. Keller, (iii) George L. Ball and (iv) Albert H. Cox, Jr. were late in filing initial statements of beneficial ownership.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Proposals to be included in the proxy statement. Under SEC rules, if a stockholder wants the Company to include a proposal in its proxy statement and form of proxy for presentation at its 2005 Annual Meeting of Stockholders, the proposal must be received by the Company, attention: Corporate Secretary, at our principal executive offices by February 3, 2005.

Other proposals (not to be included in the proxy statement). Under SEC rules, if a stockholder fails to provide notice of a proposal to be presented at the 2005 annual meeting to the Company by April 5, 2005, the proxies designated by the Board of Directors will have discretionary authority to vote on the proposal.


HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly provide a separate copy of either document to you if you contact Chief Financial Officer, Nestor, Inc., 400 Massasoit Avenue; Suite 200, East Providence, Rhode Island 02914, or telephone (401) 434-5522. If you want to receive separate copies of the annual report and proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holders, or you may contact us.


The above notice and proxy statement are sent by order of the Board of Directors.



/s/ Benjamin M.  Alexander
-----------------------------
Benjamin M. Alexander
Secretary

East Providence, Rhode Island
June 3, 2004

                                                                    APPENDIX A
                                                                     ----------

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                      RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                  NESTOR, INC.



                        Pursuant to Sections 228 and 242
                                     of the
                General Corporation Law of the State of Delaware


          Nestor, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

     1.   The name of the corporation is Nestor, Inc. (the "Corporation").

     2. The Certificate of Incorporation of the Corporation is hereby amended by striking out the first sentence of Article FOURTH thereof and by substituting in lieu of the following:

          "FOURTH: The total number of shares of stock which the Corporation shall have authority to issues is Thirty Million (30,000,000) shares of Common Stock, par value $.01 per share (hereinafter called "Common Stock") and Ten Million (10,000,000) shares of Preferred Stock, par value $1.00 per share (hereinafter called "Preferred Stock").


     3. The Certificate of Amendment to the Amended Certificate of Incorporation of the Corporation was duly authorized in accordance with the applicable provisions of Section 242 and Section 228 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Amended and Restated Certificate of Incorporation of Nestor, Inc. on this ___ day of _____, 2004.


                                           NESTOR, INC.


                                           By
                                             -----------------------------------
                                             Name:
                                             Title:

                                                                    APPENDIX B
                                                                    ----------

                                  NESTOR, INC.

                            2004 STOCK INCENTIVE PLAN

1.   Purpose
     -------

     The purpose of this 2004 Stock Incentive Plan (the "Plan") of Nestor, Inc. a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future parent or subsidiary corporations as defined in Sections 424(e) or (f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code") and any other business venture (including, without limitation, joint venture or limited liability company) in which the Company has a controlling interest, as determined by the Board of Directors of the Company (the "Board").

2.   Eligibility
     -----------

     All of the Company's employees, officers and directors are eligible to be granted options or restricted stock awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.   Administration and Delegation
     -----------------------------

     (a) ADMINISTRATION BY BOARD OF DIRECTORS. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan, as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

     (b) APPOINTMENT OF COMMITTEES. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officers referred to in Section 3(c) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officers.

     (c) DELEGATION TO EXECUTIVE OFFICERS. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards to employees or officers of the Company or any of its present or future subsidiary corporations and to exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such executive officers (including the exercise price of such Awards, which may include a formula by which the exercise price will be determined) and the maximum number of shares subject to Awards that the executive officers may grant; provided further, however, that no executive officer shall be authorized to grant Awards to any "executive officer" of the Company (as defined by Rule 3b-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or to any "officer" of the Company (as defined by Rule 16a-1 under the Exchange Act).]

4.   Stock Available for Awards
     --------------------------

     (a) NUMBER OF SHARES. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 4,500,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at the original issuance price pursuant to a contractual repurchase right) or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitations under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares. Upon the effective date of the Plan, no further awards shall be made under the Corporation's existing stock incentive plans, including, without limitation, the 1997 Incentive Stock Option Plan (as amended in 2001) and the Corporation's 1984 Incentive Stock Option Plan.

     (b) PER-PARTICIPANT LIMIT. Subject to adjustment under Section 8, the maximum number of shares of Common Stock with respect to which Awards may be granted to any Participant under the Plan shall be 630,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code ("Section 162(m)").

5.   Stock Options
     -------------

     (a) GENERAL. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

     (b) INCENTIVE STOCK OPTIONS. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof), which is intended to be an Incentive Stock Option, is not an Incentive Stock Option.

     (c) EXERCISE PRICE. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

     (d) DURATION OF OPTIONS. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement provided, however, that no Option will be granted for a term in excess of 10 years.

     (e) EXERCISE OF OPTION. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

     (f) PAYMENT UPON EXERCISE. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

          (1) in cash or by check, payable to the order of the Company;

          (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price and any required tax withholding or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price and any required tax withholding;

          (3) when the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock, if acquired directly from the Company was owned by the Participant at least six months prior to such delivery;

          (4) to the extent permitted by the Board and applicable law, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

          (5) by any combination of the above permitted forms of payment.

6.   Restricted Stock
     ----------------

     (a) GRANTS. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     (b) TERMS AND CONDITIONS. Subject to applicable law, the Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any.

     (c) STOCK CERTIFICATES. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.   Other Stock-Based Awards
     ------------------------

     The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.   Adjustments for Changes in Common Stock and Certain Other Events
     ----------------------------------------------------------------

     (a) CHANGES IN CAPITALIZATION. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding
Option, and (iv) the repurchase price per share subject to each outstanding Restricted Stock Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

     (b) LIQUIDATION OR DISSOLUTION. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award granted under the Plan at the time of the grant.

     (c) REORGANIZATION EVENTS

          (1) Definition. A "Reorganization Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which all of the Common Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of all of the Common Stock of the Company for cash, securities or other property pursuant to a share exchange transaction.

          (2) Consequences of a Reorganization Event on Options. Upon the occurrence of a Reorganization Event, or the execution by the Company of any agreement with respect to a Reorganization Event, the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof). For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Reorganization Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Reorganization Event, the consideration (whether cash, securities or other property) received as a result of the Reorganization Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Reorganization Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Reorganization Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Reorganization Event.

     Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Reorganization Event and will terminate immediately prior to the consummation of such Reorganization Event, except to the extent exercised by the Participants before the consummation of such Reorganization Event; provided, however, that in the event of a Reorganization Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Reorganization Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Reorganization Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options. To the extent all or any portion of an Option becomes exercisable solely as a result of the first sentence of this paragraph, upon exercise of such Option the Participant shall receive shares subject to a right of repurchase by the Company or its successor at the Option exercise price. Such repurchase right (1) shall lapse at the same rate as the Option would have become exercisable under its terms and (2) shall not apply to any shares subject to the Option that were exercisable under its terms without regard to the first sentence of this paragraph.

          (3) Consequences of a Reorganization Event on Restricted Stock Awards. Upon the occurrence of a Reorganization Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Reorganization Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

9.   General Provisions Applicable to Awards
     ---------------------------------------

     (a) TRANSFERABILITY OF AWARDS. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     (b) DOCUMENTATION. Each Award shall be evidenced in such form (written, electronic or otherwise) as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

     (c) BOARD DISCRETION. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

     (d) TERMINATION OF STATUS. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

     (e) WITHHOLDING. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value; provided, however, that the total tax withholding where stock is being used to satisfy such tax obligations cannot exceed the Company's minimum statutory withholding obligations (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income). The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

     (f) AMENDMENT OF AWARD AND PROHIBITION ON REPRICING. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant and further provided, that the Board may not amend, modify, substitute or otherwise change any outstanding Award in order to effect a decrease in the exercise price thereof.

     (g) CONDITIONS ON DELIVERY OF STOCK. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     (h) ACCELERATION. The Board may at any time provide that any Award shall become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.  Miscellaneous
     -------------

     (a) NO RIGHT TO EMPLOYMENT OR OTHER STATUS. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b) NO RIGHTS AS STOCKHOLDER. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

     (c) EFFECTIVE DATE AND TERM OF PLAN. The Plan shall become effective on the date on which it is approved by the stockholders of the Company. No Awards shall be granted under the Plan after the completion of ten years from the date the

Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

     (d) AMENDMENT OF PLAN. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m), no Award granted to a Participant that is intended to comply with Section 162(m) after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award, unless and until such amendment shall have been approved by the Company's stockholders if required by
Section 162(m) (including the vote required under Section 162(m)), and further provided that the approval of holders of a majority of the shares of Common Stock present or represented and voting at the meeting of stockholders called for such purpose will be required for any amendment to the Plan which (i) changes the class of persons eligible for the grant of awards, as specified in
Section 2, (ii) increases (unless pursuant to Section 8) the maximum number of shares subject to awards under the Plan, as specified in Section 4, or (iii) materially increases the benefits accruing to Participants under the Plan.

     (e) GOVERNING LAW. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.

                                                                    APPENDIX C
                                                                    ----------


                                  NESTOR, INC.

                             AUDIT COMMITTEE CHARTER


I.   Membership

     A.   NUMBER.   The  Audit   Committee  shall  consist  of  at  least  three
          independent, financially literate members of the board of directors meeting the requirements set forth in Sections I.B and I.C. below.

     B. INDEPENDENCE. Each member of the Audit Committee shall be "independent" as determined by the board of directors. In determining whether a member of the Audit Committee is independent, the board of directors shall apply the definitions of "family member" and
          "independent" set forth in Rules 4200(a)(14) and (15) of the Marketplace Rules of The NASDAQ Stock Market, Inc., respectively, and the considerations set forth in IM-4200 of said Rules and shall further ensure that each member of the Audit Committee meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities and Exchange Act (subject to the exemptions provided in Rule 10A-3(c)) and has not participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.

     C. FINANCIAL LITERACY. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable time after his or her appointment to the Audit Committee.

     D. AUDIT COMMITTEE FINANCIAL EXPERT. At least one member of the Audit Committee must have an understanding of generally accepted accounting principles and financial statements, the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience actively supervising one or more persons engaged in such activities, an understanding of internal control over financial reporting, and an understanding of audit committee functions. Such understanding, ability and experience shall have been gained through education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions, experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions, experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, or other relevant experience.

     E. CHAIR. Unless a Chair is elected by the board of directors, the Audit Committee shall elect a Chair by majority vote.

II.  Responsibilities of the Audit Committee

     The Audit Committee shall assist the board of directors in fulfilling their responsibilities to shareholders concerning the Company's accounting and reporting practices, and shall facilitate open communication between the Audit Committee, board of directors, outside auditors, and management. The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company's management and the outside auditor, in accordance with its business judgment. The responsibilities set forth herein do not reflect or create any duty or obligation of the Audit Committee to plan, conduct, oversee or determine the appropriate scope of any audit, or to determine that the Company's financial statements are complete, accurate, fairly presented, or in accordance with Generally Accepted Accounting Principles or applicable law. In exercising its business judgment, the Audit Committee shall rely on the information and advice provided by the Company's management and/or its outside auditor.

     A. The Audit Committee shall review and reassess the adequacy of this charter at least annually.

     B. The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm shall report directly to the Audit Committee. The Audit Committee shall pre-approve all services, both audit and non-audit, to be performed by the outside auditor and amounts to be paid to the outside auditor for such services.

     C. The Audit Committee shall ensure that they receive from the outside auditor the written disclosures and letter from the outside auditor required by Independence Standards Board Standard No. 1.

     D. The Audit Committee shall discuss with the outside auditor its independence, and shall actively engage in a dialogue with the outside auditor regarding any disclosed relationships or non-audit services that might impact the objectivity and independence of the auditor. The Audit Committee shall take, or recommend that the full board of directors take, appropriate action to oversee the independence of the outside auditor, including the adoption of a policy to pre-approve the audit and non-audit services performed by the outside auditor in order to assure that the provision of such services does not impair the auditor's independence.

     E. The Audit Committee shall review and discuss with the Company's management and outside auditors the Company's audited financial statements.

     F.   The Audit Committee shall discuss with the outside auditor the matters
          about  which   Statement  on  Auditing   Standards   No.  61  requires
          discussion.

     G. Based upon its discharge of its responsibilities set forth in Sections II.C through II.F and any other information, discussion or communication that the Audit Committee in its business judgment deems relevant, the Audit Committee shall consider whether they will recommend to the board of directors that the Company's audited financial statements be included in the Company's annual reports on Forms 10-K.

     H. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

     I. The Audit Committee shall at least annually inform the outside auditor, the Chief Financial Officer, the Controller, and the most senior other person, if any, responsible for the internal audit activities, that they should promptly contact the Audit Committee or its Chair about any significant issue or disagreement concerning the Company's accounting practices or financial statements that is not resolved to their satisfaction. Where such communications are made to the Chair, he or she shall confer with the outside auditor concerning any such communications, and shall notify the other members of the Audit Committee of any communications which the outside auditor or the Chair in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to its next scheduled meeting.

     J. The Audit Committee shall direct the outside auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information, and to discuss promptly with the Chairman of the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor's review of interim financial information which are required to be discussed by Statement on Auditing Standards No. 61. The Chairman of the Audit Committee shall discuss any such matters with the outside auditor, and shall notify the other members of the Audit Committee of any discussions which the outside auditor or the Chairman in the exercise of his or her business judgment believes should be considered by the Audit Committee prior to disclosure or filing of the interim financial information, or the Audit Committee's next scheduled meeting. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose or file interim financial information prior to completion of review by the outside auditor.

     K.   In  connection  with its  review of the  Company's  audited  financial statements, the Audit Committee shall inquire of the Company's management and the outside auditors as to whether there were any significant financial reporting issues and judgments made in connection with the preparation of such financial statements, as well as the potential impact on the Company's financial statements of any proposed changes in accounting and financial reporting rules.

     L. The Audit Committee shall meet privately at least annually with: (i) the outside auditor; (ii) the Chief Financial Officer; (iii) the Controller; and (iv) the most senior person (if any) responsible for the internal audit activities of the Company. The Audit Committee, in its private meetings with the outside auditor, shall review with the outside auditor any concerns that the outside auditor has regarding the Company's accounting practices or regarding any of the Chief Executive Officer, the Chief Financial Officer, the Controller, the most senior person (if any) responsible for the internal audit activities of the Company or any other officer or employee of the Company.

     M. The Audit Committee shall have the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist in the full performance of its functions and to conduct or authorize investigations into any matters within the scope of its responsibilities.

     N. The Audit Committee shall establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

     O. The Audit Committee shall determine the appropriate funding for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
          (ii) compensation to any advisers employed by the Audit Committee; and
          (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.



     As amended by the Board of Directors on April 8, 2004

                                                                    APPENDIX D
                                                                    ----------

                                  NESTOR, INC.

                         COMPENSATION COMMITTEE CHARTER

I.   Membership

     A.   NUMBER.  The  Compensation  Committee  shall consist of at least three
          independent,   members  of  the  board  of   directors   meeting   the
          requirements set forth in Sections I.B and I.C. below.

     B. INDEPENDENCE. Each member shall be "independent" as determined by the board of directors and in accordance with any rules and regulations to which the Company is subject.

     C. REGULATORY REQUIREMENTS. Each member of the Compensation Committee shall be a "non-employee director" for the purposes of Section 16 of the Securities Exchange Act of 1934, as amended and the rules promulgated thereunder and an "outside director" for the purposes of
          Section 162(m) of the Internal Revenue Code.

     D. CHAIRMAN. Unless a Chairman is elected by the board of directors, the Compensation Committee shall elect a Chairman by majority vote.

II.  Responsibilities and Powers of the Compensation Committee

     The Compensation Committee shall assist the board of directors in fulfilling its oversight responsibilities relating to executive and employee compensation. In fulfilling its responsibilities and exercising its powers, the Compensation Committee shall have, as an important objective, ensuring that the compensation and general human resource programs and practices of the Company are effectively designed to attract, retain and motivate qualified senior executive officers and employees.

     A. The Compensation Committee shall review and reassess the adequacy of this charter annually or more often at the direction of the Board or as the Committee deems necessary.

     B. The Compensation Committee shall review and approve on an annual basis the corporate goals and objectives with respect to compensation for the chief executive officer. The committee shall evaluate at least once a year the chief executive officer's performance in light of these established goals and objectives and based upon these evaluations shall set the chief executive officer's annual compensation, including salary, bonus, incentive and equity compensation.

     C. The Compensation Committee shall evaluate the performance of the company's senior executive officers and shall make recommendations to the board of directors for the annual compensation, including salary, bonus, incentive and equity compensation, for such senior executive officers. The Committee shall also provide oversight of management's decisions concerning the performance and compensation of other company officers.

     D. The Compensation Committee shall review the company's equity-based compensation plans and recommend changes in such plans to the board as the Committee deems necessary or appropriate. The Committee shall have and shall exercise all the authority of the board of directors with respect to the administration of such plans.

     E.   The   Compensation   Committee  shall  prepare  an  annual   executive
          compensation report for inclusion in the Company's proxy statement in accordance with applicable rules and regulations.

     F. The Compensation Committee shall recommend to the board of directors the compensation for directors (including any retainer, committee and committee chair's fees, stock options, and other similar items as appropriate).

     G. The Compensation Committee shall review appropriate insurance coverage for directors and officers.

     H. The Compensation Committee shall review the competitive position of, and recommend changes to, the plans, systems and practices of the Company relating to compensation and benefits for all employees.

     I. The Compensation Committee shall have authority to retain such compensation consultants, outside counsel and other advisors as the committee may deem appropriate in its sole discretion. The committee shall have sole authority to approve related fees and retention terms.



     As adopted by the Board of Directors on December 17, 2003.

PROXY CARD
----------
                                  NESTOR, INC.

 PROXY:  This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Nigel P. Hebborn and William B. Danzell, and each of them (with the full power of substitution), proxies for the undersigned to represent and to vote, as designated on this proxy card, all shares of Common Stock, par value $.01 per share, and all shares of Series B Convertible
Preferred Stock, par value $1.00 per share, of Nestor, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the annual meeting of the Company's stockholders to be held on June 24, 2004, and at any and all adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" all nominees listed in Proposal 1

1. Election of Directors to serve for a term expiring at the next annual meeting of stockholders

Instructions: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

NOMINEES:   George L. Ball, James S. Bennett, Albert H. Cox, Jr., William B.
            Danzell, Terry E. Fields,  Robert G. Flanders,  Jr.,  William J.
            Gilbane,  Jr., David N. Jordan and Donald R. Sweitzer

            FOR all nominees listed [  ]

            FOR all nominees listed except as noted below [  ]


            ------------------------------   ------------------------------

            ------------------------------   ------------------------------

            WITHHOLD AUTHORITY to vote for all nominees listed [  ]


The Board of Directors recommends a vote "FOR" Proposal 2.

2. Approve proposal to amend the Company's Certificate of Incorporation to increase the number of shares of Common Stock, par value $.01 per share, that the Company has authority to issue to from Twenty Million (20,000,000) shares to Thirty Million (30,000,000) shares.

            FOR [  ]          AGAINST [  ]              ABSTAIN [  ]


The Board of Directors recommends a vote "FOR" Proposal 3.

3. Approve the 2004 Stock Incentive Plan and reserve 4,500,000 shares for issuance under the plan.

            FOR [  ]          AGAINST [  ]              ABSTAIN [  ]

The Board of Directors recommends a vote "FOR" Proposal 4.

4. Ratify the appointment of Carlin, Charron & Rosen, LLP as independent auditors of the Company for 2004.

            FOR [  ]          AGAINST [  ]              ABSTAIN [  ]


5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Approval of the 2004 Stock Incentive Plan (Proposal 3) is conditioned upon approval of the amendment to the Company's Certificate of Incorporation (Proposal 2). In the event that Proposal 2 is not approved, the 2004 Stock Incentive Plan will not be adopted.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 and 4.

The undersigned hereby acknowledges receipt of a copy of the notice of the meeting of stockholders and of the related proxy statement.

PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

SIGNATURE:
          ----------------------------------------------------------------------

PRINT
NAME/TITLE:
           ---------------------------------------------------------------------

DATE:
     ---------------------------------------------------------------------------

IMPORTANT: Please date and sign as your name appears above and return in the enclosed envelope. When signing as executor, administrator, trustee, guardian, etc., please give full title as such. If the stockholder is a corporation, the proxy should be signed in full corporate name by a duly authorized officer whose title is stated.